UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37584 (Commission File Number)	26-0344657 (I.R.S. Employer Identification No.)

	CPI Card Group Inc. 10368 W Centennial Road, Littleton, CO (Address of principal executive offices)	80127 (Zip Code)

(720) 681-6304

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 4, 2025, CPI Card Group Inc.’s (the “Company’s) significant stockholders Tricor Pacific Capital Partners (Fund IV), Limited Partnership and Tricor Pacific Capital Partners (Fund IV) US, Limited Partnership (together, the “Tricor Funds”), affiliated with Parallel49 Equity, ULC, collectively sold approximately 1.9 million shares of the Company’s common stock (the “Common Stock”) to a wholly-owned affiliate of Tricor Pacific Capital Inc., Tricor PMT25 Holdings Inc. (the “Tricor Family Office”) in a privately negotiated transaction (the “Share Transfer”).

In connection with the Share Transfer, the Company entered into a director nomination agreement (the “Director Nomination Agreement”) with the Tricor Family Office. The Director Nomination Agreement provides the Tricor Family Office the right to nominate individuals for election to the Company’s board of directors (the “Board”) for so long as the Tricor Family Office beneficially owns 10% or more of the total number of shares of the Common Stock then outstanding. The number of directors that the Tricor Family Office is entitled to nominate under the Director Nomination Agreement is based on the percentage of the outstanding Common Stock over which the Tricor Family Office and the Tricor Funds collectively have direct voting control in relation to the total number of directors then serving on the Board, limited by the greater of the number of directors that the Tricor Funds are then entitled to nominate or have serving on the Board pursuant to the Director Nomination Rights Agreement dated October 15, 2015 between the Tricor Funds and the Company.

The foregoing is only a summary of the material terms of the Director Nomination Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Director Nomination Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On December 5, 2025, the Company issued a press release announcing the Share Transfer.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
10.1	Director Nomination Agreement dated December 4, 2025, by and between CPI Card Group Inc. and the Tricor Family Office.
99.1	Press release issued by the Company on December 5, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.

Dated: December 5, 2025	By:	/s/ Darren Dragovich
	Name:	Darren Dragovich
	Title:	Chief Legal and Compliance Officer